UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (248) 960-9009

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2012, Rockwell Medical, Inc. (the “Company”) entered into a Lease Renewal Agreement (the “Lease Renewal”) with International Wixom, LLC (the “Landlord”), which renews the Lease Agreement dated October 23, 2000 (the “Lease”) for the Company’s Wixom, Michigan facility.

The Lease Renewal extends the term of the Lease through August 31, 2014, and lowers the monthly rent to $13,562. Terms of the Lease are otherwise unchanged.

The foregoing does not purport to be a complete description of the Lease Renewal and is qualified in its entirety by reference to the full text of the Lease Renewal, a copy of which is attached hereto as Exhibit 10.48 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit number	Exhibit Description

10.48	Lease Renewal Agreement dated August 14, 2012, by and between Rockwell Medical, Inc. and International-Wixom, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: August 15, 2012	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer